Exhibit 3.5

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE of FORMATION

•	First: The name of the limited liability company is Cardinal Health 406, LLC

•	Second: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400 in the city of Wilmington, DE 19808

•	The name of its Registered agent at such address is Corporation Service Company

•	Third: (Use this paragraph only if the company is to have a specific effective date of dissolution.) “The latest date on which the limited liability company is to dissolve is ”

•	Fourth: (Insert any other matters the members determine to include herein)

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In Witness Whereof, the undersigned have executed this Certificate of Formation of Cardinal Health 406, LLC this 13th day of November, 2003.

By:	/s/ Stephen T. Falk
Authorized Person(s)

Name:	Stephen T. Falk, Assistant Secretary of the Sole Member
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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Cardinal Health 406, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

First: The name of the limited liability company is Catalent USA Packaging, LLC

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IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 19th day of June, A.D. 2007.

By:	/s/ John W. Lowry
Authorized Person(s)

Name:	John W. Lowry, Chief Executive Officer
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